UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2005

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On April 11, 2005, Deloitte & Touche LLP (“D&T”) informed the Chairman of our Audit Committee that D&T will not stand for re-election as our independent registered public accounting firm for the fiscal year ending December 31, 2005. D&T continues to be engaged to provide its attestation report on management’s assessment of our internal control over financial reporting required by Item 308(b) of Regulation S-K for filing in an amendment to our Annual Report on Form 10-K for the year ended December 31, 2004, and to review our interim financial information to be included in our Quarterly Report on Form 10-Q for our first quarter ended March 31, 2005.

     We have been informed by D&T that its decision not to stand for re-election is not the result of any disagreements between us and D&T on matters of accounting principles or practices, financial statement disclosure or audit scope or procedures.

     The audit reports of D&T on our financial statements for fiscal years ended December 31, 2004, and 2003 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from January 1, 2003, to the date of this Report, there have been no disagreements between us and D&T on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to D&T’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     During the period from January 1, 2003, to the date of this Report, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

1.	In connection with the performance of its audit of our financial statements for the year ended December 31, 2003, D&T reported to our Audit Committee that a reportable condition existed with respect to the lack of policies and procedures relating to accounting for non-revenue related contracts with third parties, specifically contracts entered into without the knowledge of and/or review by our accounting department to properly assess and account for the related contract.

2.	In our Annual Report on Form 10-K for the year ended December 31, 2004, we reported the following:

“Pursuant to Securities Exchange Act Release No. 50754, we are delaying filing in this Annual Report on Form 10-K both Management’s Annual Report on Internal Control over Financial Reporting, required by Item 308(a) of Regulation S-K, and the related Attestation Report of the Registered Public Accounting Firm, required by Item 308(b) of Regulation S-K. We expect to file both reports within the 45-day period set forth in Condition (e) of Release No. 50754 through an amendment to this Annual Report on Form 10-K no later than April 29, 2005.

“A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of our annual or interim financial statements could occur. We have not completed our testing and evaluation of our internal control over financial reporting. Our evaluation to date has revealed the following material weaknesses:

•A lack of effective detective and monitoring controls, coupled with insufficiently trained accounting personnel and management, were manifested in a number of adjustments to the financial statements for the quarter and year ended December 31, 2004, that affected various financial statement line items and resulted in differences from our previously announced financial results. The adjustments and changes arose from improper classification of accounts, incorrect account entry and lack of effective overview of decentralized operations, including review of third-party vendor contracts, leases and licenses.

•We did not maintain effective review and controls over the determination and reporting of the provision for income taxes, particularly the tax effect due to subsidiary dividend analysis, the tax effect of a correction of foreign net operating losses and adjustments to deferred taxes. These adjustments were of such magnitude they were determined to constitute material weaknesses.

“As a result of the material weaknesses discussed above, our management’s report on internal control over financial reporting, under applicable Commission rules, will conclude that our internal control over financial reporting was not effective at December 31, 2004, and our independent registered public accounting firm has advised us that their report will reach the same conclusion. Notwithstanding these conclusions, we believe that the consolidated financial statements contained in this Annual Report on Form 10-K fairly present our financial condition and results of operations for the fiscal years covered thereby in all material respects, and we have received an unqualified audit report from our independent auditors on these consolidated financial statements.

“The identification of these material weaknesses is based on our findings to date. We will be continuing our assessment of deficiencies noted so far in our testing process, including a number of deficiencies related to our general computer controls and financial application controls, and others that may be identified as we complete our testing. We expect that we and our independent auditors will identify additional material weaknesses between the date of this Annual Report and the date our amended Annual Report on Form 10-K containing Management’s Annual Report on Internal Control Over Financial Reporting is filed with the Commission.

“Based on our evaluation to date, we do not believe that the material weaknesses identified above materially impacted our financial information for prior periods, and accordingly we currently do not expect that we will be required to restate our financial statements for any prior periods.

“In the fourth quarter of 2004, both our chief financial officer and financial reporting manager separately left for other opportunities. We are actively searching for an experienced chief financial officer, and meanwhile are using consultants and our General Counsel to help fill these positions until a new chief financial officer is hired. In the first quarter of 2005 we added a director of internal audit and Sarbanes-Oxley compliance, which with the fourth quarter 2004 addition of an operations controller reduced the demands on our corporate controller. With these changes, we will institute fuller review, additional controls and institute training programs to remediate the material weaknesses described above as well as other deficiencies detected by this process. We do not expect to remediate and test the material weaknesses identified above by the end of our first quarter of fiscal 2005, however, and we will report in our Quarterly Report on Form 10-Q for the first quarter of fiscal 2005, and possibly in subsequent reports filed with the Commission, that material weaknesses in our internal control over financial reporting continue to exist.”

     We have provided D&T with a copy of this disclosure and have requested D&T to furnish us with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements that we have made in this Report. A copy of D&T’s letter is attached to this Report as Exhibit 16.1.

     Our Audit Committee is commencing a search for a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter dated April 15, 2005, from Deloitte & Touche LLP to the Securities and Exchange Commission as to the statements regarding Deloitte & Touche LLP included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 15, 2005

Cray Inc.
By:	/s/ Kenneth W. Johnson
Kenneth W. Johnson
Senior Vice President and General Counsel

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